EXHIBIT 10.4

CONFIDENTIAL TREATMENT REQUESTED CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

ADJUSTMENT NOTICE

To:    SunPower Corporation

From:    Wachovia Bank, National Association
375 Park Avenue
New York, NY 10152

Re:    Issuer Warrant Transaction

Date:    August 26, 2011

Reference is made to the Warrant Transaction entered into on April 28, 2009 (the “Transaction”) among SunPower Corporation (“Counterparty”), Wells Fargo Securities, Inc. (“Agent”) and Wells Fargo Bank, National Association (“Wells Fargo”), on the Class A Common Stock of Counterparty, the Confirmation of which bears Wells Fargo's Reference Numbers 6845039. All capitalized terms used and not otherwise defined herein shall have their meanings as defined in the Confirmation.

This letter is being sent to you by Wells Fargo, as Calculation Agent under the Transaction, as notification of an adjustment to the Transaction due to the Tender Offer which occurred on June 14, 2011.

As of the date hereof (x) the Strike Price under the Warrant Transaction shall be USD 26.40 and (y) *** on August 31, 2011.

Except as otherwise set out herein and unless otherwise agreed between the parties, the Confirmation and the Transaction it confirms shall remain in full force and effect.
Very truly yours,

WELLS FARGO SECURITIES, LLC, Acting solely in its capacity as Agent of Wells Fargo Bank, National Association	WELLS FARGO BANK, NATIONAL ASSOCIATION By: Wells Fargo Securities, LLC acting solely in its capacity as its Agent
By: /s/ Cathleen Burke	By: /s/ Cathleen Burke
Title: Managing Director	Title: Managing Director

Accepted and confirmed as of the date first above written:

SUNPOWER CORPORATION
By: /s/ Dennis Arriola
Name: Dennis Arriola
Title: EVP & Chief Financial Officer

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.